UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2006
KEYCORP

(Exact name of registrant as specified in charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio	44114-1306

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 689-6300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.02 Results of Operations and Financial Condition
On October 17, 2006, KeyCorp conducted a conference call/webcast to discuss its quarterly earnings and currently anticipated earnings trends. The slide presentation reviewed by KeyCorp in the conference call/webcast follows as Annex A to this Item 2.02.
On October 17, 2006, KeyCorp issued a press release announcing its earnings results for the three- and nine-month periods ended September 30, 2006. This press release, dated October 17, 2006, is attached as Exhibit 99.1 to this report.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1	KeyCorp’s October 17, 2006, press release announcing its earnings results for the three- and nine-month periods ended September 30, 2006.
Forward-Looking Statement. This filing contains forward-looking statements, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to assumptions, risks and uncertainties. Although management believes that the expectations and forecasts reflected in these forward-looking statements are reasonable, actual results could differ materially due to a variety of factors including: (1) changes in interest rates; (2) changes in trade, monetary or fiscal policy; (3) changes in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, which could, among other things, materially impact credit quality trends and our ability to generate loans; (4) increased competitive pressure among financial services companies; (5) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (6) consummation of significant business combinations or divestitures; (7) operational or risk management failures due to technological or other factors; (8) heightened regulatory practices, requirements or expectations; (9) new legal obligations or liabilities or unfavorable resolution of litigation; (10) adverse capital markets conditions; (11) disruption in the economy and general business climate as a result of terrorist activities or military actions; and (12) changes in accounting or tax practices or requirements. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. We do not assume any obligation to update these forward-looking statements.

ANNEX A
Third Quarter 2006 Review October 17, 2006 Speakers: Henry Meyer Jeff Weeden

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE This presentation contains forward-looking statements, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward- looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to assumptions, risks and uncertainties. Although management believes that the expectations and forecasts reflected in these forward-looking statements are reasonable, actual results could differ materially due to a variety of factors including: (1) changes in interest rates; (2) changes in trade, monetary or fiscal policy; (3) changes in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, which could, among other things, materially impact credit quality trends and our ability to generate loans; (4) increased competitive pressure among financial services companies; (5) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (6) consummation of significant business combinations or divestitures; (7) operational or risk management failures due to technological or other factors; (8) heightened regulatory practices, requirements or expectations; (9) new legal obligations or liabilities or unfavorable resolution of litigation; (10) adverse capital markets conditions; (11) disruption in the economy and general business climate as a result of terrorist activities or military actions; and (12) changes in accounting or tax practices or requirements. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. We do not assume any obligation to update these forward- looking statements. For further information regarding KeyCorp, please read KeyCorp's reports that are filed with the Securities and Exchange Commission and are available at www.sec.gov.

Progress on Strategic Initiatives Improved financial performance Revenue growth Solid asset quality Continued progress on regulatory matters Continued to improve business mix McDonald Investments (pending sale) Champion Mortgage (exploring sale)

4

Improved Business Mix

	Acquisitions	Divestitures
2006	Austin Capital Mgmt	McDonald Investments branch network *(pending)* Champion *(exploring sale)*
2005	ORIX Servicing Portfolio Malone Mortgage	Indirect auto business
2004	American Express Bus. Fin. EverTrust Sterling Branches American Capital Resources	Broker originated home equity

Financial Summary - 3Q06 vs. 3Q05 Reported EPS: $0.76 vs. $0.67 Total revenue (TE) - up 2.9% Average earning assets - up 4.6% Average core deposits - up 8.1% Solid asset quality TE = Taxable Equivalent

Net Interest Income (TE) 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 Net Interest Income 651 673 698 714 723 726 748 756 752.4 751 Net Interest Spread 0.0325 0.0326 0.0327 0.0328 0.0326 0.0314 0.0312 0.0313 0.03 0.0289 Net Interest Margin 0.0356 0.036 0.0363 0.0366 0.0371 0.0367 0.0371 0.0377 0.0369 0.0363 TE = Taxable Equivalent $ in millions

2002 2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 Average Loan Growth from Prior Year -0.0406 -0.0107 0.02 0.065 0.077 0.0572 0.043 0.0455 0.0465 0.0193 Consumer Loans 23.92 24.066 23.761 20.703 20.54 20.493 20.352 20 20 18.4 Commercial Loans 36.658 35.862 37.346 43.075 43.951 44.317 45.753 46.7 47.4 47.6 Total 60.6 59.928 61.107 63.778 64.491 64.81 66.105 66.7 67.4 66 $ in billions Commercial Consumer Average Loans $36.6 24.0 $35.8 24.1 $43.1 20.7 $44.0 20.5 $44.3 20.5 $45.8 20.3 $46.7 20.0 $47.4 20.0 $37.3 23.8 $47.6 18.4

$ in billions DDA NOW/MMDA Savings CD's Average Core Deposits $12.7 24.5 1.8 11.3 $9.1 13.8 2.0 12.8 $10.4 17.9 2.1 11.3 $11.2 20.2 2.0 10.5 $11.5 21.6 2.0 10.6 $11.7 22.3 2.0 10.8 $12.2 22.9 2.0 10.8 $12.6 23.9 1.9 11.0 $13.0 25.3 1.8 11.5 2002 2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 CD's 12.8 11.3 10.564 10.6 10.8 10.8 10.8 11.3 11.5 11.7 Average Core Deposit Growth from Prior Year 0.008 0.1005 0.0547 0.0728 0.0783 0.086 0.0796 0.0997 0.1016 0.0806 Savings 2 2.1 2.007 2 2 2 1.858 1.8 1.8 1.7 Now & Mmda 13.8 17.9 20.175 21.6 22.3 22.886 23.947 24.5 25.3 25.2 dda 9.1 10.4 11.192 11.5 11.7 12.2 12.594 12.7 13 13.1 Total 37.7 41.7 43.9 45.7 46.8 47.9 49.4 50.3 51.6 51.7 $13.1 25.2 1.7 11.7

Net Charge-Offs to Average Loans 2002 2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 KEY 0.0129 0.0091 0.007 0.0034 0.003 0.003 0.0098 0.0023 0.0021 0.0025 0.0057 0.0026 0.0022 Peer Median S&P Regional & Diversified Bank Indices 0.0071 0.0055 0.0034 0.0027 0.0025 0.0027 0.0029 0.0022 0.0021 (1) (2) (1) Continuing Portfolio (2) Excludes Passenger Airline Lease Portfolio (2)

$ in millions 2002 2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 KEY 0.0166 0.0126 0.006 0.0058 0.0052 0.006 0.0046 0.0048 0.0046 0.005 Peer Median S&P Regional & Diversified Bank Indices 0.0086 0.0069 0.0048 0.0044 0.0042 0.0041 OREO 49.375 58.939 71 72.406 45.604 33.103 29.887 24.883 29.511 106.353 Consumer 219.089 229.001 130 132.193 122.115 122.942 130.139 152.329 129.747 82.737 Commercial 724.196 465.287 178 166.659 169.828 237.09 146.546 142.935 149.07 139.834 Total 992.66 753.227 379 371.258 337.547 393.135 306.572 320.1 308.328 328.924 Nonperforming Assets NPAs to Loans + OREO $724 219 50 Commercial Consumer OREO + Other $465 229 59 $178 130 71 $167 132 72 $170 122 46 $237 123 33 $147 130 30 $143 152 25 $149 130 29 $140 83 106

Allowance to Period-End Loans 2002 2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 KEY 0.0243 0.0235 0.018 0.0176 0.017 0.0167 0.0145 0.0144 0.0142 0.0144 Peer Median S&P Regional & Diversified Bank Indices 0.015 0.0141 0.0121 0.0119 0.0118 0.0121 0.0113 0.0109 0.0107

Allowance to NPLs 2002 2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 KEY 1.54 2.03 3.69 3.7726 3.7671 3.04 3.49 3.27 3.43 4.23 Peer Median S&P Regional & Diversified Bank Indices 2.07 2.38 3.14 3.2 3.37 3.38 3.56 3.76 3.26

Tangible Equity to Tangible Assets 2002 1Q03 2Q03 3Q03 2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 KEY 0.0673 0.0671 0.069 0.0694 0.0694 0.0635 0.0643 0.066 0.0668 0.0668 0.0671 0.0668 0.0681 Peer Median S&P Regional & Diversified Bank Indices 0.065 0.0673 0.0655 0.0678 0.0679 0.0639 0.0632 0.0625 0.0645 0.0611 0.0586 0.0571

EPS Ranges 4Q06: $0.72 to $0.76 Financial Outlook and Long-Term Goals Long-Term Goals EPS: 8% to 10% Growth ROE: 16% to 18%

Appendix

Summary of Operations $ in millions, except per share amounts TE = Taxable Equivalent N/A = Not Applicable

National Banking Financial Summary $ in millions TE = Taxable Equivalent N/A = Not Applicable

National Banking Line of Business Summary $ in millions TE = Taxable Equivalent N/A = Not Applicable N/M = Not Meaningful

National Banking Line of Business Summary $ in millions TE = Taxable Equivalent N/M = Not Meaningful N/A = Not Applicable

Community Banking Financial Summary $ in millions TE = Taxable Equivalent N/A = Not Applicable

Community Banking Line of Business Summary $ in millions TE = Taxable Equivalent N/A = Not Applicable

Core Deposits & Commercial Loans Geographic Diversity Great Lakes Core Deposits: 35% Comm'l Loans: 36% Northwest Core Deposits: 25% Comm'l Loans: 28% Rocky Mountains Core Deposits: 10% Comm'l Loans: 15% Northeast Core Deposits: 30% Comm'l Loans: 21% Excludes National Businesses (Real Estate Capital, Equipment Leasing, Institutional and Capital Markets)

1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 Consumer/Comml Loans 0.0027 0.0023 0.0016 0.0019 0.0015 0.0012 0.0023 '0 0.0049 0.0045 0.0048 0.0031 0.0045 0.004 0.0034 Continuing 0.0006 0.0109 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 Net Charge-Offs to Average Loans Consumer Commercial by Loan Type (1) Excludes Passenger Airline Lease Portfolio (1) (1)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP (Registrant)

Date: October 17, 2006	/s/ Robert L. Morris
	By:	Robert L. Morris

	Title:	Executive Vice President and Chief Accounting Officer